EXHIBIT 99.2

Republic Services, Inc. Unaudited Supplemental Schedules

The following is a pro forma presentation of our 2017 financial results had we adopted the new revenue recognition standard as of January 1, 2017. Tables may not sum due to rounding.
REVENUE
The following table reflects our total revenue by line of business for the three months ended March 31, 2018 and 2017:

	Three Months Ended March 31,
	2018		2017		Change
			Proforma
Collection:
Residential	$548.5	22.6%	$552.2	24.0%	$(3.7)	(1.4)%
Small-container	748.6	30.9	718.2	31.2	30.4	(0.3)
Large-container	515.4	21.2	489.4	21.3	26.0	(0.1)
Other	10.5	0.4	9.7	0.4	0.8	—
Total collection	1,823.0	75.1	1,769.5	76.9	53.5	(1.8)
Transfer	288.3		274.9		13.4
Less: intercompany	(168.6)		(165.6)		(3.0)
Transfer, net	119.7	4.9	109.3	4.8	10.4	0.1
Landfill	549.7		500.6		49.1
Less: intercompany	(243.2)		(232.3)		(10.9)
Landfill, net	306.5	12.6	268.3	11.7	38.2	0.9
Energy services	47.8	2.0	26.9	1.2	20.9	0.8
Other:
Sale of recycled commodities	76.0	3.1	78.7	3.4	(2.7)	(0.3)
Other non-core	54.5	2.3	45.9	2.0	8.6	0.3
Total other	130.5	5.4	124.6	5.4	5.9	—
Total revenue	$2,427.5	100.0%	$2,298.6	100.0%	$128.9	—%

COST OF OPERATIONS
The following table summarizes the major components of our cost of operations for the three months ended March 31, 2018 and 2017:

	Three Months Ended March 31,
	2018		2017		Change
			Proforma
Labor and related benefits	$529.1	21.8%	$496.7	21.6%	$32.4	0.2%
Transfer and disposal costs	188.3	7.8	187.3	8.1	1.0	(0.3)
Maintenance and repairs	240.2	9.9	226.7	9.9	13.5	—
Transportation and subcontract costs	149.3	6.2	134.0	5.8	15.3	0.4
Fuel	81.5	3.4	84.5	3.7	(3.0)	(0.3)
Disposal fees and taxes	74.3	3.1	71.3	3.1	3.0	—
Landfill operating costs	50.5	2.0	53.1	2.3	(2.6)	(0.3)
Risk management	52.0	2.1	47.5	2.1	4.5	—
Other	104.6	4.2	90.0	3.9	14.6	0.3
Total cost of operations	$1,469.8	60.5%	$1,391.1	60.5%	$78.7	—%

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
The following table summarizes our selling, general and administrative expenses for the three months ended March 31, 2018 and 2017:

	Three Months Ended March 31,
	2018		2017		Change
			Proforma
Salaries	$176.5	7.3%	$176.7	7.7%	$(0.2)	(0.4)%
Provision for doubtful accounts	6.8	0.3	5.4	0.2	1.4	0.1
Other	77.9	3.2	71.4	3.1	6.5	0.1
Total selling, general and administrative expenses	$261.2	10.8%	$253.5	11.0%	$7.7	(0.2)%

ADJUSTED EBITDA
The following table summarizes Adjusted EBITDA, which is not a measure determined in accordance with U.S. generally accepted accounting principles ("U.S. GAAP"), for the three months ended March 31, 2018 and 2017:

	Three Months Ended March 31,
	2018		2017		Change
			Proforma
Adjusted EBITDA	$699.4	28.8%	$654.0	28.5%	$45.4	0.3%

REVENUE
The following table reflects our total revenue by line of business for 2017:

	Proforma
	Three Months Ended
	March 31, 2017		June 30, 2017		September 30, 2017		December 31, 2017		2017
Collection:
Residential	$552.2	24.0%	$564.4	23.3%	$564.3	22.9%	$556.2	22.6%	$2,237.2	23.2%
Small-container	718.2	31.2	731.7	30.2	736.5	29.9	743.6	30.2	2,930.0	30.4
Large-container	489.4	21.3	522.5	21.6	535.2	21.7	516.1	20.9	2,063.2	21.4
Other	9.7	0.4	10.7	0.4	11.6	0.5	12.0	0.5	44.0	0.5
Total collection	1,769.5	76.9	1,829.3	75.5	1,847.6	75.0	1,827.9	74.2	7,274.4	75.5
Transfer	274.9		305.1		306.6		296.5		1,183.1
Less: intercompany	(165.6)		(176.2)		(173.1)		(167.8)		(682.8)
Transfer, net	109.3	4.8	128.9	5.3	133.5	5.4	128.7	5.2	500.3	5.2
Landfill	500.6		565.3		571.7		569.2		2,206.9
Less: intercompany	(232.3)		(255.4)		(252.6)		(244.7)		(985.0)
Landfill, net	268.3	11.7	309.9	12.8	319.1	13.0	324.5	13.2	1,221.9	12.7
Energy services	26.9	1.2	35.8	1.5	39.5	1.6	45.1	1.8	147.3	1.5
Other:
Sale of recycled commodities	78.7	3.4	73.3	3.0	73.1	3.0	87.7	3.6	312.8	3.2
Other non-core	45.9	2.0	47.1	1.9	51.1	2.0	51.3	2.0	195.3	1.9
Total other	124.6	5.4	120.4	4.9	124.2	5.0	139.0	5.6	508.1	5.1
Total revenue	$2,298.6	100.0%	$2,424.3	100.0%	$2,463.9	100.0%	$2,465.2	100.0%	$9,652.0	100.0%

COST OF OPERATIONS
The following table summarizes the major components of our cost of operations for 2017:

	Proforma
	Three Months Ended
	March 31, 2017		June 30, 2017		September 30, 2017		December 31, 2017		2017
Labor and related benefits	$496.7	21.6%	$498.6	20.6%	$507.6	20.6%	$524.4	21.3%	$2,027.2	21.0%
Transfer and disposal costs	187.3	8.1	207.3	8.6	204.0	8.3	197.3	8.0	795.9	8.3
Maintenance and repairs	226.7	9.9	236.1	9.7	240.0	9.7	237.4	9.6	940.2	9.7
Transportation and subcontract costs	134.0	5.8	144.9	6.0	153.1	6.2	153.7	6.2	585.8	6.1
Fuel	84.5	3.7	83.2	3.4	87.2	3.5	94.8	3.8	349.8	3.6
Disposal fees and taxes	71.3	3.1	80.6	3.3	81.0	3.3	78.7	3.2	311.6	3.2
Landfill operating costs	53.1	2.3	57.1	2.4	53.6	2.2	56.6	2.3	220.3	2.3
Risk management	47.5	2.1	56.0	2.3	58.6	2.4	50.5	2.1	212.6	2.2
Other	90.0	3.9	92.4	3.8	98.1	4.0	106.1	4.3	386.6	4.0
Total cost of operations	$1,391.1	60.5%	$1,456.2	60.1%	$1,483.2	60.2%	$1,499.5	60.8%	$5,830.0	60.4%

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
The following table summarizes our selling, general and administrative expenses for 2017:

	Proforma
	Three Months Ended
	March 31, 2017		June 30, 2017		September 30, 2017		December 31, 2017		2017
Salaries	$176.7	7.7%	$173.5	7.1%	$176.8	7.2%	$179.3	7.3%	$706.3	7.3%
Provision for doubtful accounts	5.4	0.2	9.4	0.4	8.0	0.3	7.8	0.3	30.6	0.3
Other	71.4	3.1	80.0	3.3	81.9	3.3	87.1	3.5	320.5	3.4
Total selling, general and administrative expenses	$253.5	11.0%	$262.9	10.8%	$266.7	10.8%	$274.2	11.1%	$1,057.4	11.0%

ADJUSTED EBITDA
The following table summarizes Adjusted EBITDA, which is not a measure determined in accordance with U.S. GAAP, for 2017:

	Proforma
	Three Months Ended
	March 31, 2017		June 30, 2017		September 30, 2017		December 31, 2017		2017
Adjusted EBITDA	$654.0	28.5%	$707.4	29.2%	$716.8	29.1%	$694.8	28.2%	$2,772.9	28.7%

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